UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2019

XERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(844) 445-5704

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2019, the Board of Directors of Xeris Pharmaceuticals, Inc. (the “Company”) accepted the resignation of Jonathan Rigby, a class I director, effective as of the expiration of his current term at the Company’s 2019 annual meeting of stockholders. In connection with Mr. Rigby’s resignation, the Board of Directors of the Company (the “Board”) has approved a decrease in the number of directors constituting the Board from seven to six, effective as of the Company’s 2019 annual meeting of stockholders. Mr. Rigby has been a member of the Board since 2016. He serves on the Board’s audit committee and is the Chairman of the Board’s nominating and corporate governance committee. Effective as of the date of the Company’s 2019 annual meeting of stockholders, (i) all of Mr. Rigby’s unvested options shall be fully vested and exercisable and nonforfeitable and (ii) Mr. Rigby shall be permitted to exercise the vested options until the earlier of (a) the two-year anniversary of the date of the Company’s 2019 annual meeting of stockholders or (b) the expiration date of such options. Additionally, the Company and Mr. Rigby entered into a consulting agreement for a period of twelve months pursuant to which Mr. Rigby will provide consulting services with respect to general advice on pumps and diabetes at a rate of $4,000 per month.

In connection with Mr. Rigby’s resignation, the Board approved the following appointments to the committees of the Board, to be effective immediately following the Company’s 2019 annual meeting of stockholders, as follows:

Audit Committee

John Schmid (Chair)

BJ Bormann

Marla Persky

Compensation Committee

BJ Bormann (Chair)

Dawn Halkuff

John Schmid

Jeffrey Sherman

Nominating and Corporate Governance Committee

Marla Persky (Chair)

Dawn Halkuff

Jeffrey Sherman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2019	Xeris Pharmaceuticals, Inc.

	By:	/s/ Barry Deutsch
	Name:	Barry Deutsch
	Title:	Chief Financial Officer